EXHIBIT 10.1



           SECOND AMENDMENT, dated as of September 22, 2000 (this "Second Amendment"), to the Amended and Restated Credit Agreement, dated as of September 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Home Products International, Inc. (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent").

                            W I T N E S S E T H :


           WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain extensions of credit to the Borrower;

           WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

           NOW, THEREFORE, the parties hereto hereby agree as follows:

           1. Defined Terms. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

           2. Amendment to Section 1.1.  Section 1.1 of the Credit  Agreement
 is  hereby  amended  by  adding  the  following  defined  terms  in   proper
 alphabetical order:

           "Covenant Reinstatement Condition": shall occur upon any date after the Second Amendment Effective Date on which the Borrower would be in compliance on a pro forma basis with the covenants set forth in Section 7.1(a), (b) and (c), as such covenants existed prior to the amendments thereto provided in the Second Amendment, as of the last day of the fiscal quarter immediately preceding such date.

           "Second Amendment":    the  Second  Amendment  dated  as  of
      September 22, 2000 to this Agreement.

           "Second Amendment Effective  Date":   the date on  which the
      Second Amendment becomes effective in accordance with its terms.

           3. Amendment to Section 6.1. Section 6.1 of the Credit Agreement is amended by (i) deleting the word "and" which appears at the end of paragraph (a), (ii) deleting the period from the end of paragraph (b) and
 (iii) adding the following new paragraph (c):

                (c) as soon as available, but in any event not later than the last Business Day of the calendar month (or (1) in the case of the December fiscal months, no later than the last Business Day of the second calendar month and (2) in the case of January fiscal months, no later than the following March 15) after the end of each fiscal month of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal month and the related unaudited consolidated statements of income and of cash flows for such fiscal month and the portion of the fiscal year through the end of such fiscal month, setting forth in each case in comparative form the figures for the previous year (beginning with the fiscal month ending October 31, 2001), certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

           4. Amendment to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended by adding the following immediately at the end of paragraph (b) thereof:

                  and concurrently with the delivery of any financial statements pursuant to Section 6.1(c) (i) a certificate of a Responsible Officer stating that such Responsible
                  Officer has obtained no knowledge of any Default or Event of Default during the period covered by such financial statements except as specified in such certificate (including, in the case of any such Default or Event of Default, an explanation of the proposed actions the Borrower intends to take with respect thereto), and (ii) a compliance certificate in a form approved by the Administrative Agent executed by a
                  Responsible Officer of the Borrower containing all information necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of
                  Section 7.1(d) for the period of 12 consecutive fiscal months ending as of the last day of the month of the Borrower for which such financial statements are delivered;

           5. Amendment to Section 7.1. (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting the table setting forth the maximum permitted Consolidated Total Leverage Ratio and substituting, in lieu thereof, the following:

                                                           Consolidated Total
                       Period                                Leverage Ratio
                       ------                                --------------
             September 30, 2000                               6.25 to 1.00
             December 31, 2000 - March 31, 2001               7.00 to 1.00
             June 30, 2001 - September 30, 2001               6.75 to 1.00
             December 31, 2001                                6.50 to 1.00
             March 31, 2002 - June 30, 2002                   5.00 to 1.00
             September 30, 2002 - June 30, 2003               4.75 to 1.00
             September 30, 2003 - September 30, 2004          4.50 to 1.00

           6. (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the table setting forth the maximum permitted Consolidated Senior Leverage Ratio and substituting, in lieu thereof, the following:

                                                          Consolidated Senior
                       Period                                Leverage Ratio
                       ------                                --------------
             September 30, 2000                               3.000 to 1.00
             December 31, 2000                                3.250 to 1.00
             March 31, 2001                                   3.250 to 1.00
             June 30, 2001                                    3.250 to 1.00
             September 30, 2001                               3.125 to 1.00
             December 31, 2001                                3.000 to 1.00
             March 31, 2002 - June 30, 2002                   2.750 to 1.00
             September 30, 2002 - September 30, 2004          2.500 to 1.00

           7. (c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting the table setting forth the maximum permitted Consolidated Interest Coverage Ratio and substituting, in lieu thereof, the following:

                                                        Consolidated Interest
                       Period                                Coverage Ratio
                       ------                                --------------
             September 30, 2000                               1.75 to 1.00
             December 31, 2000                                1.50 to 1.00
             March 31, 2001                                   1.50 to 1.00
             June 30, 2001 - September 30, 2001               1.50 to 1.00
             December 31, 2001                                1.55 to 1.00
             March 31, 2002 - June 30, 2002                   2.25 to 1.00
             September 30, 2002 - September 30, 2004          2.50 to 1.00

           (d) Section 7.1 of the Credit Agreement is hereby amended by adding the following new paragraph (d):

           (d)   Consolidated EBITDA.   Permit  Consolidated EBITDA  for  any
      period of 12 consecutive fiscal months ending after the Second Amendment Effective Date to be less than $33,000,000.

           8. Amendment to Section 7.6. Section 7.6 of the Credit Agreement is hereby amended by adding the following at the end thereof:

      Notwithstanding the foregoing, the Borrower and its Subsidiaries may not make any of the Restricted Payments or engage in any of the transactions permitted by the preceding clauses (ii) - (v) after the Second Amendment Effective Date unless at the time of the making of such Restricted Payment or the consummation of such transaction the Covenant Reinstatement Condition is satisfied.

           9. Amendment to Section 7.7. Section 7.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" from the end of paragraph
 (a), (ii) deleting the period from the end of paragraph (b) and substituting therefor the phrase "; and" and (iii) adding the following new paragraph
 (c):

           (c) Notwithstanding the foregoing paragraph (a), the Capital Expenditures of the Borrower and its Subsidiaries permitted by paragraph (a) to be made and committed to be made shall not exceed $15,000,000 in any fiscal year, beginning with fiscal year 2000, unless at the time of making or committing to make each such Capital Expenditure in excess of $15,000,000 in any such fiscal year the Covenant Reinstatement Condition is satisfied.

          10. Amendment to Section 7.8. Section 7.8 of the Credit Agreement is hereby amended by adding the following at the end of paragraph (g):

           notwithstanding the foregoing, the Borrower and its Subsidiaries may not make any Acquisition pursuant to this paragraph (g) unless at the time of such Acquisition (x) the Covenant Reinstatement Condition is satisfied and (y) the pro forma compliance with the financial covenants contained in Section 7.1 required by clause (i) above is based on Section 7.1 as it existed prior to the amendments thereto provided in the Second Amendment;

          11. Amendment to Section 7.9. Section 7.9 of the Credit Agreement is hereby amended by adding the following at the end of clause (a) thereof:

                  provided further that notwithstanding the foregoing the Borrower and its Subsidiaries may not Take Out any Senior Subordinated Notes (other than scheduled interest payments required to be made in cash) in accordance with the preceding clauses (i) or (ii) unless at the time of any Take Out the Covenant Reinstatement Condition is satisfied,

           12. Amendment to Section 7. Section 7 of the Credit Agreement is hereby amended by adding the following new Section 7.18:

                7.18 Maintenance of Cash. Have or maintain any cash, cash equivalents, proceeds of Collateral or any other monies, investments, instruments, securities or cash equivalents in any banking, investment or other account or in any place other than (a) in an account opened and maintained at a Lender or (b) in the possession of the Administrative Agent.

           13. Reduction  of Total Revolving Commitments.   On the  Condition
 Satisfaction Date (as defined below) the Total Revolving Commitments will be automatically and permanently reduced by $15,000,000 to $85,000,000.

           14. Amendment to Annex  A.   Annex A of the  Credit  Agreement  is
 hereby amended by deleting it in its entirety and substituting, in lieu thereof, the Annex A attached to this Amendment.

           15. Effectiveness. This Second Amendment shall become effective as of September 22, 2000 on the date (the date the following conditions are satisfied, the "Condition Satisfaction Date") that (i) the Administrative Agent shall have received counterparts of this Second Amendment duly executed by the Borrower and the Required Lenders, and (ii) the Borrower shall have paid all fees and expenses required to be paid to the Administrative Agent and the Lenders in connection with this Second Amendment and the Credit Agreement, including any fees and expenses of counsel to the Administrative Agent.

           16. Amendment Fee. The Borrower shall pay to the Administrative Agent, for the account of each Lender which delivers to the Administrative Agent an executed copy of this Second Amendment on or prior to the Condition Satisfaction Date an amendment fee equal to 0.25% of the sum of such Lender's Revolving Commitment (after giving effect to the reduction in the Total Revolving Commitments set forth in Section 11 above) and Term Loans on the Condition Satisfaction Date, payable on the Condition Satisfaction Date.

           17. Representations and Warranties.  On and as of the date  hereof
 after  giving  effect  to  this  Second   Amendment,  the  Borrower   hereby
 represents and warrants to the Lenders that:

                (a)  Each of the representations and warranties contained  in
           Section 4 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that the references to the Credit Agreement therein shall be deemed to include this Second Amendment;

                (b) No Default or Event of Default has occurred and is continuing.

           18. Conditions Subsequent. The Borrower agrees that on or prior to the date which is 30 days after the Conditions Satisfaction Date it shall:

          (a) deliver to the Administrative Agent an update of the Schedules to the Guarantee and Collateral Agreement;

          (b) deliver to the Administrative Agent (i) a list of all Subsidiaries, Capital Stock, promissory notes and other instruments owned by any Loan Party; (ii) all Intellectual Property (as defined in the Guarantee and Collateral Agreement) owned by any Loan Party; (iii) all real property in which any Loan Party has a fee or leasehold interest; and (iv) all locations at which any Collateral owned by any Loan Party is located; and

          (c) take all action required by Section 6.9 of the Credit Agreement or reasonably requested by the Administrative Agent with respect to matters addressed in such Section 6.9.

           19. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

           20. GOVERNING LAW; Counterparts. (a) THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           (b) This Second Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

           IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                      HOME PRODUCTS INTERNATIONAL, INC.

                                      By___________________________________
                                      Name:
                                      Title:


                                      THE CHASE MANHATTAN BANK, as
                                      Administrative Agent and as a Lender

                                      By___________________________________
                                      Name:
                                      Title:

                                      BANK OF AMERICA, N.A.

                                      By___________________________________
                                      Name:
                                      Title:


                                      KEY CORPORATE CAPITAL INC.

                                      By___________________________________
                                      Name:
                                      Title:

                                      LASALLE BANK NATIONAL ASSOCIATION

                                      By___________________________________
                                      Name:
                                      Title:


                                      SOCIETE GENERALE

                                      By___________________________________
                                      Name:
                                      Title:

                                      BANK ONE, NA

                                      By___________________________________
                                      Name:
                                      Title:

                                                                     Annex A

         PRICING GRID FOR TERM LOANS REVOLVING LOANS, SWINGLINE LOANS,
                             AND COMMITMENT FEES


     Consolidated Total         Applicable      Applicable    Commitment Fee
        Leverage Ratio           Margin for    Margin for ABR       Rate
                             Eurodollar Loans      Loans
  -------------------------- ----------------  -------------- --------------
  Greater than or equal to
  6.25 to 1.00                    3.50%            2.50%           .50%

  Less than 6.25 to 1.00 and
  greater than or equal to        3.25%            2.25%           .50%
  5.75 to 1.00

  Less than 5.75 to 1.00 and
  greater than or equal to        3.00%            2.00%           .50%
  5.25 to 1.00

  Less than 5.25 to 1.00 and
  greater than or equal to        2.75%            1.75%           .50%
  4.75 to 1.00

  Less than 4.75 to 1.00 and
  greater than or equal to        2.50%            1.50%           .50%
  3.75 to 1.00


  Less than 3.75 to 1.00          2.00%            1.00%           .375%

 Changes in the Applicable Margin with respect to Revolving Loans or Swingline Loans or in the Commitment Fee Rate resulting from changes in the Consolidated Total Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, if the Administrative Agent or the Required Lenders so determine, the Consolidated Total Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 6.25 to 1.00. In addition, at all times while an Event of Default shall have occurred and be continuing and the Administrative Agent or the Required Lenders so determine, the Consolidated Total Leverage Ratio shall for the purposes of this definition be deemed to be greater than 6.25 to 1.00. Each determination of the Consolidated Total Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.